STOCK PURCHASE AGREEMENT

     THIS STOCK PURCHASE AGREEMENT (this "Agreement"), dated as of November 10, 2004, is by and between Energy Partners, Ltd., a Delaware corporation (the "Company"), and Energy Income Fund, L.P., a limited partnership organized under the laws of the State of Delaware (the "Seller").

                                    RECITALS

     WHEREAS, the Seller owns 3,487,856 shares of the Company's common stock, par value $0.01 per share ("Common Stock");

     WHEREAS, simultaneously herewith, the Company and Credit Suisse First Boston LLC, Raymond James & Associates, Inc., Howard Weil, a division of Legg Mason Wood Walker, Inc. and Pritchard Capital Partners, LLC (the "Underwriters") have entered into that certain underwriting agreement (the "Underwriting Agreement"), whereby the Company will issue and sell to the Underwriters 3,467,144 shares of Common Stock in a firm commitment underwriting (the "Offering") pursuant to the Company's registration statement on Form S-3 (No. 333-117419) (the "Registration Statement") and a prospectus supplement filed pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"); and

     WHEREAS, the Seller desires to sell to the Company, and the Company desires to purchase from the Seller with the net proceeds from the Offering, 3,467,144 shares of Common Stock (the "Shares") on the terms and subject to the conditions contained herein.

     NOW THEREFORE, in consideration of the mutual covenants, conditions and agreements set forth herein, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE 1

                           PURCHASE AND SALE; CLOSING

     Section 1.1 Purchase and Sale. Subject to the terms and conditions of this Agreement, at the Closing (as defined below), the Seller will sell, transfer and deliver to the Company, and the Company will purchase and acquire from the Seller, the Shares, free and clear of all mortgages, liens, pledges, charges, encumbrances, security interests, claims, options and restrictions of any kind ("Liens").

     Section 1.2 Purchase Price; Payment. The aggregate purchase price for the Shares is $57,377,766 (the "Purchase Price"), which price represents the aggregate purchase price to be received by the Company in the Offering after deducting all underwriting discounts and commissions, but before expenses, and shall be payable to the Seller by wire transfer of immediately available funds to the account or accounts designated by the Seller.

     Section 1.3 Closing. The closing of the purchase and sale of the Shares (the "Closing") shall occur at the same time and location of the closing of the Offering, which is currently expected to be on November 16, 2004, at the offices of Cahill Gordon & Reindel LLP, 80

Pine Street, New York, New York 10005. The date of the Closing is hereinafter referred to as the "Closing Date."

     Section 1.4 Closing Deliveries. At the Closing, the following shall occur:

          (a) the Seller shall deliver, or cause the custodian to deliver, to the Company certificates representing the Shares duly endorsed in blank or accompanied by duly executed assignment documents;

          (b) the Company shall deliver the Purchase Price in accordance with
     Section 1.2; and

          (c) the parties shall deliver to each other such other documents and take such other actions as may be necessary to consummate the transactions contemplated hereunder.

                                   ARTICLE 2

                    REPRESENTATIONS AND WARRANTIES OF SELLER

     The Seller hereby represents and warrants to, and agrees with the Company, that:

     Section 2.1 Existence and Power. Seller has been duly organized and is validly existing and in good standing as a limited partnership, under the laws of the State of Delaware, with the requisite power and authority to execute and deliver this Agreement and consummate the transactions and perform its obligations contemplated by this Agreement.

     Section 2.2 Independent Investigation. Seller (a) has the requisite knowledge, sophistication and experience in order to fairly evaluate a disposition of the Shares under this Agreement, including the risks associated therewith, and (b) has adequate information and has made its own independent investigation and evaluation to the extent it deems necessary or appropriate concerning the properties, business and financial condition of the Company to make an informed decision regarding the sale of the Shares under this Agreement.

     Section 2.3 Authority/No Conflicts. The execution, delivery and performance of this Agreement, the consummation of the transactions contemplated in this Agreement and compliance by the Seller with its obligations under this Agreement have been duly authorized by all necessary limited partnership action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Seller pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Seller is a party or by which it may be bound, or to which any of the property or assets of the Seller is subject (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not result in a Material Adverse Effect (as defined below) on Seller), nor will such action result in any violation of the provisions of the organizational documents of the Seller or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having juris-



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diction over the Seller or any of its assets, properties or operations, except as would not have a Material Adverse Effect on Seller. For purposes of this Agreement, "Material Adverse Effect" means (a) a material adverse effect on the condition (financial or other), business, properties or results of operations of Seller or the Company, as applicable, or (b) any result, fact, change, violation, event or effect that would delay or prevent the consummation of the transactions contemplated by this Agreement. As used herein, a "Repayment Event" means any event or condition that gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness.

     Section 2.4 Execution. This Agreement has been duly authorized, executed and delivered by the Seller and constitutes the legal, valid and binding agreement of the Seller enforceable against it in accordance with its terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, and (ii) equitable principles of general applicability relating to the availability of specific performance, injunctive relief, or other equitable remedies.

     Section 2.5 Ownership of Shares. The Seller has, and will have on the Closing Date, valid and unencumbered title to the Shares, and has full right, power and authority to sell, assign, transfer and deliver the Shares hereunder; and upon the delivery of and payment for the Shares on the Closing Date hereunder, the Company will acquire valid and unencumbered title to the Shares.

     Section 2.6 No Approvals. No filing with, or consent, approval, authorization, license, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign, is necessary or required for the performance by the Seller of its obligations hereunder, or in connection with the offer, sale and delivery of the Shares hereunder or the consummation by the Seller of the transactions contemplated by this Agreement, except such as may have previously been made or obtained or as may be required under the Act, Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the rules and regulations of the Securities and Exchange Commission (the "SEC") or state securities laws.

                                   ARTICLE 3

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company hereby represents and warrants to, and agrees with the Seller, that:

     Section 3.1 Existence and Power. The Company has been duly organized and is validly existing and in good standing as a corporation, under the laws of the State of Delaware, with the requisite power and authority to execute and deliver this Agreement and consummate the transactions and perform its obligations contemplated by this Agreement.

     Section 3.2 Authority/No Conflicts. The execution, delivery and performance of this Agreement, the consummation of the transactions contemplated in this Agreement and compliance by the Company with its obligations under this Agreement have been duly au-



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thorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any subsidiary pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any subsidiary is subject (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not result in a Material Adverse Effect on the Company), nor will such action result in any violation of the provisions of the charter or by-laws, or other organizational documents, of the Company or any subsidiary or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any subsidiary or any of their assets, properties or operations, except as would not have a Material Adverse Effect on the Company.

     Section 3.3 Execution. This Agreement has been duly authorized, executed and delivered by the Company and constitutes the legal, valid and binding agreement of the Company enforceable against it in accordance with its terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, and (ii) equitable principles of general applicability relating to the availability of specific performance, injunctive relief, or other equitable remedies.

                                   ARTICLE 4

                                    COVENANTS

     Section 4.1 Public Announcements. No party shall issue any press release or make any public announcement relating to the subject matter of this Agreement prior to the Closing without the prior written approval of the other party; provided, however, that the Company may make any public disclosure it believes in good faith is required by applicable law or any listing or trading agreement concerning its publicly-traded securities (in which case the Company will use its reasonable efforts to advise the Seller prior to making the disclosure).

     Section 4.2 Governmental Filings. Each party shall make all filings with any governmental entity or authority required by such party in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby, including without limitation all filings with the SEC required pursuant to the Exchange Act.

     Section 4.3 Waiver and Termination of Registration Rights. Upon consummation of this Agreement and receipt of the Purchase Price by Seller, the Seller hereby waives all rights it has under Section 3(b) of the registration rights agreement, dated as of November 17, 1999, as amended, among the Company, the Seller and certain shareholders of the Company (the "Registration Rights Agreement") to receive prior written notice of the Company's intention to register shares of Common Stock under the Registration Statement and the Registration Rights Agreement shall be deemed terminated with respect to Seller.



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                                   ARTICLE 5

                            CONDITIONS TO THE CLOSING

     Section 5.1 Conditions of Obligation of the Company. The obligation of the Company to purchase the Shares hereunder is subject to the satisfaction or waiver of the following conditions:

          (a) the Seller shall have performed in all material respects all of its obligations hereunder required to be performed by it on or prior to the Closing;

          (b) the representations and warranties (without regard to materiality qualifiers) of the Seller contained in this Agreement and in any certificate or other writing delivered by the Seller pursuant hereto shall be true in all material respects at and as of the Closing, as if made at and as of such date;

          (c) the Company shall have received a certificate signed by a duly authorized representative of the Seller to the effect set forth in subsections (a) and (b) above; and

          (d) the Offering shall have been consummated on the terms and conditions set forth in the Underwriting Agreement.

     Section 5.2 Conditions of Obligations of the Seller. The obligations of the Seller to consummate the transactions contemplated hereby is subject to the satisfaction or waiver of the following conditions:

          (a) the Company shall have performed in all material respects all of its obligations hereunder required to be performed by it on or prior to the Closing Date;

          (b) the representations and warranties of the Company (without regard to materiality qualifiers) contained in this Agreement and in any certificate or other writing delivered by the Company pursuant hereto shall be true in all material respects at and as of the Closing Date, as if made at and as of such date; and

          (c) the Seller shall have received a certificate signed by a duly authorized officer of the Company to the effect set forth in subsections
     (a) and (b) above.

                                   ARTICLE 6

                                  MISCELLANEOUS

     Section 6.1 Delivery of Shares. Pursuant to and according to the terms in that certain custody agreement between the Company and the Seller dated November 8, 2004 (the "Custody Agreement"), the Company is authorized and directed to hold the certificates deposited with it in its custody for the account of the Seller.

     Section 6.2 Amendments; No Waivers. Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in



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the case of an amendment, by each party, or in the case of a waiver, by the party against whom the waiver is to be effective. No failure or delay by either party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

     Section 6.3 Expenses. Subject to the terms of the Registration Rights Agreement, each party hereto shall pay its own expenses incidental to the preparation of this Agreement, the carrying out of the provisions of this Agreement and the consummation of the transactions contemplated hereby.

     Section 6.4 Entire Agreement. Subject to the terms of the Registration Rights Agreement and Custody Agreement, this Agreement sets forth the entire understanding of the parties with respect to the transactions contemplated hereby. Any and all previous agreements and understandings between the parties regarding the subject matter hereof, whether written or oral, are superseded by this Agreement.

     Section 6.5 Assignment and Binding Effect. This Agreement may not be assigned by any party hereto without the prior written consent of the other party. Subject to the foregoing, all of the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the successors and permitted assigns of the Seller and the Company.

     Section 6.6 Notices. Any notice, request, demand, waiver, consent, approval or other communication which is required or permitted hereunder shall be in writing and shall be deemed given only upon delivery by: (a) personal delivery to the designated individual; (b) certified or registered mail, postage prepaid, return receipt requested; (c) a nationally recognized overnight courier service with confirmation of receipt; or (d) facsimile transmission with confirmation of receipt. All such notices must be addressed as follows or such other address as to which any party hereto may have notified the other in writing:

           If to the Seller:       Energy Income Fund
                                   136 Dwight Road
                                   Longmeadow, Massachusetts 01106 Attn:
                                   Robert Gershen
                                   Fax:  (413) 565-7926
           If to the Company:      Energy Partners, Ltd.
                                   201 St. Charles Avenue,  Suite 3400
                                   New Orleans, Louisiana  70170
                                   Attn:  John H. Peper
                                   Fax:  (504) 569-1874

     Section 6.7 Governing Law. This Agreement shall be governed by and interpreted and enforced in accordance with the internal laws of the State of New York, without reference to the conflict of laws principles thereof.



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     Section 6.8 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by reason of any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any adverse manner to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible, and in any case such term or provision shall be deemed amended to the extent necessary to make it no longer invalid, illegal or unenforceable.

     Section 6.9 Termination. Notwithstanding any provision in this Agreement to the contrary, this Agreement (other than the terms of Section 6.3, which shall remain in full force and effect) shall terminate if the Underwriting Agreement is terminated prior to Closing for any reason.

     Section 6.10 Enforcement. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any action instituted in any court of the United States or any state thereof having jurisdiction over the parties and the matter, this being in addition to any other remedy to which they are entitled at law or in equity.

     Section 6.11 Counterparts. This Agreement may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

                  [Remainder of page intentionally left blank.]




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     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement on the date first written above.



                                  ENERGY PARTNERS, LTD.


                                  By:    /s/ Richard A. Bachmann
                                         -----------------------------------
                                         Name:   Richard A. Bachmann
                                         Title:  Chairman, President and
                                                 Chief Executive Officer




                                  ENERGY INCOME FUND, L.P.


                                  By:    Its General Partner
                                         EIF General Partner, L.L.C.


                                  By:    /s/ Robert D. Gershen
                                         -----------------------------------
                                         Name:   Robert D. Gershen
                                         Title:  Managing Director






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